Exhibit 99.1

FOR IMMEDIATE RELEASE

Creative Realities announces purchase of Allure Global from Christie Digital

LOUISVILLE, KY – September 20, 2018 – Creative Realities, Inc. (“Creative Realities,” “CRI,” or the “Company”) (OTCQX: CREX), a leading provider of digital marketing solutions, is pleased to announce it has entered into a definitive agreement to acquire Allure Global Solutions, Inc. (“Allure”). Allure is an industry-leading provider of digital signage, digital menu boards, and digital signage analytics with a strong presence in the quick serve restaurant, entertainment, and theater verticals. It is currently operated as a standalone subsidiary of Christie Digital Systems, Inc., and based in Atlanta, GA.

“We worked diligently to find the best fit for our first acquisition as part of our previously announced strategy to augment organic growth — done with the right partner and with the right metrics,” said Rick Mills, CRI’s Chief Executive Officer. “Allure and its content management systems offer an opportunity for CRI to expand into new sales verticals, as its customers include some of the world’s largest chains of quick serve restaurants, motion picture theaters, sports stadiums and arenas. In addition to the enhanced scale that this acquisition brings to CRI, Allure’s expertise in content optimization and transactional analytics will prove to be beneficial to the entire CRI customer base. From an integration perspective, we’ll have the opportunity to consolidate a number of Allure’s important back-end services, such as installation, support, project management and network operations, to CRI’s existing services platform, which will meaningfully increase efficiency and profitability. Finally, the addition of an operational branch in Atlanta is important as we expand our national presence.”

Allure Global Solutions, Inc. provides a complete set of solutions for its customers operating thousands of digital signage installations nationally and also has a strong partnership with one of the world’s largest beverage companies. Its tenured management team has developed leading capabilities in content strategy, creation and optimization, and has made ROI a key part of its digital signage strategy—empirically demonstrating, through sophisticated analytics, that its offerings can increase revenue at its customers’ point of sale. Allure has an enviable pipeline of pilot projects with marquee brands, as well as significant international expansion opportunities.

Craig Chapin, President of Allure, remarked, “Allure is excited to join CRI because of the opportunity it provides to expand our offerings to current and future customers. Allure’s experienced team of client service personnel will be complimented by CRI’s larger footprint and strong digital professionals teaming to provide an industry leading level of service and reach bringing new innovations to the digital signage marketplace.”

Under the terms of the definitive agreement, CRI has agreed to purchase the outstanding stock of Allure at closing, comprised of a combination of cash, seller note and assumption of certain liabilities. CRI would also make a contingent payment to the seller if Allure achieves certain targets over the next two years.

Craig Sholder, Executive Vice President, Business Development and Strategic Planning at Christie Digital remarked, “We believe this transaction makes good sense for the customers and employees of Allure. Christie has diligently looked for the right partner for the Allure business model and we are certain that the combination with CRI is the right fit. We are committed to a swift closing and smooth transition.”

The companies expect the completion of the acquisition to occur within sixty days, subject to the timely satisfaction or waiver of the closing conditions.

About Allure Global Solutions, Inc.

Allure is an enterprise software development company providing digital signage software solutions, a suite of complementary services and ongoing support for its array of digital media and point-of-sale solutions. The company, located in Atlanta, provides a wide range of products for the theatre, restaurant, convenience store, theme park, and retail spaces. Allure visual communication and retail transaction solutions connect businesses, brands and products with their consumers at points of influence and purchase in a variety of environments. Leveraging dynamic digital signage integrations to drive new revenue streams and create differentiated brand experiences, the company’s suite of intelligent solutions integrate advanced analytics, exceptional creative, software, and hardware with business applications to deliver engaging data-driven experiences, activate brands and achieve desired business outcomes. Allure software and services power more than 25,000 networked displays and devices that activate brands, environments and experiences … digitally.

About Christie Digital Systems Inc.

Christie Digital Systems Inc., the holding company for all Christie Digital Systems companies worldwide, is a global visual and audio technologies company and is a wholly-owned subsidiary of Ushio, Inc., Japan, (JP:6925). Consistently setting the standards by being the first to market some of the world's most advanced projectors and complete system displays, Christie is recognized as one of the most innovative visual technology companies in the world. From retail displays to Hollywood, mission critical command centers to classrooms and training simulators, Christie display solutions and projectors capture the attention of audiences around the world with dynamic and stunning images.

About Creative Realities, Inc.

Creative Realities helps retailers and brands use the latest technologies to inspire shopper engagement in and around the Store.  Founded over 15 years ago, the firm's evolving client base has led to recognized leadership in deploying technology aligned with strategic and consumer behavior goals at Retail. The firm has created and delivered consumer/shopper experiences, designs and installs high-end audio-visual networks, and is actively providing recurring SaaS and support services across diverse categories: Automotive, Apparel & Accessories, Banking, Baby/Children, Beauty, CPG, Department Stores, Digital Out-of-Home (DOOH), Electronics, Fashion, Fitness, Foodservice/QSR, Financial Services, Gaming, Luxury, Mass Merchants, Mobile Operators, and Pharmacy Retail.

Cautionary Note on Forward-Looking Statements

This press release contains certain statements that would be deemed "forward-looking statements" under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and includes, among other things, discussions of our business strategies, future operations and capital resources. Words such as “may,” “likely,” “anticipate,” “expect” and “believe” indicate forward-looking statements.

These forward-looking statements may reflect management’s present expectations and estimates regarding future expenses, revenue and profitability, trends affecting our financial condition and results of operations, operating efficiencies, revenue opportunities, potential new markets, and the ability of the Company to effectively compete in a highly competitive market. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, the Company’s actual results, performance, or achievements are subject to future risks and uncertainties, any of which could materially affect the Company’s actual performance. Risks and uncertainties that could affect such performance include, but are not limited to: the adequacy of funds for future operations; future expenses, revenue and profitability; trends affecting financial condition and results of operations; ability to convert proposals into customer orders; the ability of customers to pay for products and services; the impact of changing customer requirements upon revenue recognition; customer cancellations; the availability and terms of additional capital; ability to develop new products; dependence on key suppliers, manufacturers and strategic partners; industry trends and the competitive environment; the impact of the Company’s financial condition upon customer and prospective customer relationships; and the impact of losing one or more senior executives or failing to attract additional key personnel. These and other risk factors are discussed in Company reports filed with the Securities and Exchange Commission.

Given these uncertainties, and the fact that forward-looking statements represent management’s estimates and assumption as of the date of this press release, you should not attribute undue certainty to these forward-looking statements. We assume no obligation to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements contained in this press release, even if new information becomes available in the future.

Investor Relations Contact:

Will Logan

Chief Financial Officer

Creative Realities, Inc.

Tel: (502) 791-8800

Will.Logan@cri.com